IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY
                  BALLOT AND RETURN IT AS SOON AS POSSIBLE.

                                   FORUM FUNDS

                         INVESTORS HIGH GRADE BOND FUND

                               TWO PORTLAND SQUARE

                            PORTLAND, MAINE 04101



                                October 31, 2000



Dear Valued Shareholder:



            Enclosed is a Notice of Special Meeting of Shareholders (the "Special Meeting"). The Special Meeting has been scheduled for December 1, 2000 at 10:00 a.m. (Eastern time), at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.



            The Special Meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization that would provide for the acquisition of all the assets and assumption of the liabilities of the Investors High Grade Bond Fund (the "Forum Portfolio"), a series of Forum Funds ("Forum Funds"), in exchange for the shares of beneficial interest of the Stratevest Intermediate Bond Fund (the "Stratevest Fund"), a series of Stratevest Funds (the "Trust"). The Stratevest Fund is a mutual fund that is comparable to the Forum Portfolio, and is managed by The Stratevest Group, N.A. (the "Stratevest Adviser"). On the date of the exchange, you will receive shares of the Stratevest Fund equal in value to your investment in the Forum Portfolio. After the reorganization transaction (the "Reorganization"), shareholders of the Forum Portfolio will become shareholders of the Stratevest Fund.

            The proposed reorganization is intended to be a tax-free reorganization, which means that you will not have a taxable gain or loss on the exchange of your shares in the Forum Portfolio.

            SHAREHOLDERS OF THE FORUM PORTFOLIO WILL NOT BEAR ANY EXPENSES OF THE REORGANIZATION. THE STRATEVEST ADVISER AND/OR ITS AFFILIATES AND/OR SUBSIDIARIES AND OTHER PARTIES HAVE AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION.

            THE BOARD OF TRUSTEES OF FORUM FUNDS HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FORUM PORTFOLIO. THE BOARD OF TRUSTEES OF FORUM FUNDS RECOMMENDS THAT YOU APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.

            The anticipated benefits of the Reorganization are:

o the asset size of the Stratevest Fund is larger than the current asset size of the Forum Portfolio, thus creating an opportunity for the Reorganization to result in greater investment leverage and market presence;

o shareholders will be able to choose from a wider array of additional investment options, both among other series of the Trust and other investment companies that are managed and/or distributed by Federated Investors, Inc. or its affiliates, and will be able to exchange into these other investment options without incurring any transaction costs; and

o the Reorganization may result in certain economies of scale and operating efficiencies, which could ultimately translate into lower expense ratios and enhanced returns for shareholders.

            Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States.

                                          Very truly yours,





                                          John Y. Keffer
                                          President
                                          Forum Funds

                                   FORUM FUNDS

                         INVESTORS HIGH GRADE BOND FUND

                               Two Portland Square

                              Portland, Maine 04101



                                October 31, 2000

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR DECEMBER 1, 2000



To the Shareholders of Investors High Grade Bond Fund:



            NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the Investors High Grade Bond Fund (the "Forum Portfolio") of Forum Funds ("Forum Funds") will be held at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, on December 1, 2000, at 10:00 a.m. (Eastern time), to consider the following:



      1. An Agreement and Plan of Reorganization (the "Plan") between Forum Funds, on behalf of the Forum Portfolio, and Stratevest
            Funds (the "Trust"), on behalf of its series, the Stratevest Intermediate Bond Fund (the "Stratevest Fund"), that provides for the acquisition of all of the assets and assumption of the liabilities of the Forum Portfolio in exchange for the shares of beneficial interest of the Stratevest Fund, the distribution of such shares to the shareholders of the Forum Portfolio, and the termination of the Forum Portfolio.

      2.    Any other business that properly comes before the Special Meeting.

            The attached Prospectus/Proxy Statement provides more information concerning this transaction, and a copy of the Plan is attached as Exhibit A.



            Shareholders of record as of the close of business on October 13, 2000, are entitled to notice of and to vote at the Special Meeting and any related follow-up meetings.



                                          By Order of the Board of Trustees,



                                          Leslie K. Klenk
                                          Secretary
                                          Forum Funds


October 31, 2000


           WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING,
                PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY
                       CARD (VOTING INSTRUCTION CARD).

   YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWNED ON THE RECORD DATE.

                         PROSPECTUS AND PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                            PAGE



COVER PAGE...............................................................Cover
SUMMARY..................................................................    9
      What proposal am I voting on?......................................    9
      How will the shareholder voting be handled?........................   10
COMPARISONS OF SOME IMPORTANT FEATURES...................................   10
      How do the investment objectives, strategies and policies of the Stratevest

            Fund and the Forum Portfolio compare?........................   10
      What are the risks of investments in the Stratevest Fund and the
            Forum Portfolio?.............................................   11
      How are the Trust and Forum Funds organized?.......................   12
      Who manages the Stratevest Fund and the Forum Portfolio?...........   13
      What are the fees and expenses the Stratevest Fund and the Forum
            Portfolio, and what might they be after the Reorganization?.. 14 Where can I find more financial information about the Forum Portfolio?

      16

      What are other key features of the Stratevest Fund and the
            Forum Portfolio?.............................................   16
REASONS FOR THE REORGANIZATION...........................................   20
INFORMATION ABOUT THE REORGANIZATION.....................................   22
      How will the Reorganization be carried out?........................   22
      Who will pay the expenses of the Reorganization?...................   23
      What are the tax consequences of the Reorganization?...............   23
      What should I know about the shares of the Stratevest Fund?........   23
      What are the capitalizations of the Stratevest Fund and the Forum
            Portfolio, and what might the capitalization be after
            the Reorganization?..........................................   24
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES.............   25
      Are there any significant differences between the investment objectives and strategies of the Stratevest Fund and the Forum Portfolio?
      25
      How do the fundamental investment restrictions of the Stratevest
            Fund and the Forum Portfolio differ?.........................   27
      What are the risk factors associated with investments in the Stratevest
            Fund and the Forum Portfolio?................................   28
VOTING INFORMATION.......................................................   30
      How many votes are necessary to approve the Plan?..................   30
      How do I ensure my vote is accurately recorded?....................   30
      Can I revoke my proxy?.............................................   31
      Who is entitled to vote?...........................................   31
      What other matters will be voted upon at the Special Meeting?......   31
      Are there dissenters' rights?......................................   32

OTHER INFORMATION

      Are there interested persons of the Reorganization?................   32
      Who are the principal holders of shares of the Forum Portfolio?....   32
      Who are the principal holders of shares of the Stratevest Fund?....   32
      What are the tax implications of investing in the Stratevest Fund
            and the Forum Portfolio?.....................................   33
INFORMATION ABOUT THE STRATEVEST FUND....................................   34
INFORMATION ABOUT THE FORUM PORTFOLIO....................................   34
EXHIBITS TO THE PROSPECTUS AND PROXY STATEMENT

      EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION...................  A-1



                         PROSPECTUS AND PROXY STATEMENT



                             DATED OCTOBER 31, 2000



                        ACQUISITION OF THE ASSETS OF THE

                         INVESTORS HIGH GRADE BOND FUND

                                   A SERIES OF

                                   FORUM FUNDS

                               TWO PORTLAND SQUARE

                              PORTLAND, MAINE 04101

                                 (800) 943-6786

                             BY AND IN EXCHANGE FOR

                      SHARES OF BENEFICIAL INTEREST OF THE

                        STRATEVEST INTERMEDIATE BOND FUND

                                   A SERIES OF

                                STRATEVEST FUNDS

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7000

                                 1-800-245-0242

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Special Meeting") of the Investors High Grade Bond Fund (the "Forum Portfolio"), a series of Forum Funds ("Forum Funds"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). The Plan provides for the acquisition of all the assets and the assumption of the liabilities of the Forum Portfolio in exchange for the shares of beneficial interest of the Stratevest Intermediate Bond Fund (the "Stratevest Fund"), a series of Stratevest Funds (the "Trust").

      If shareholders of the Forum Portfolio vote to approve the Plan, you will receive shares of beneficial interest of the Stratevest Fund equal in value to your investment in shares of the Forum Portfolio. The Forum Portfolio will then be terminated and dissolved.



      The Special Meeting will be held at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, on December 1, 2000, at 10:00 a.m. (Eastern time). The Board of Trustees of Forum Funds, on behalf of the Forum Portfolio, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about October 31, 2000.



      The investment objectives of the Stratevest Fund and the Forum Portfolio are similar, but not identical. The Stratevest Fund's investment objective is to provide current income. The Forum Portfolio's investment objective is to seek a high level of current income consistent with capital preservation and prudent investment risk. Differences between the Stratevest Fund and the Forum Portfolio include (i) the permissible maturities of the securities in which the Stratevest Fund and Forum Portfolio may invest, (ii) the level of anticipated investment in U.S. government securities, and (iii) the investment styles that are used by The Stratevest Group, N.A., the Stratevest Fund's investment adviser (the "Stratevest Adviser"), and Forum Investment Advisors, LLC, the Forum Portfolio's investment adviser (the "Forum Adviser"), to manage the Stratevest Fund and the Forum Portfolio, respectively.



      This Prospectus/Proxy Statement gives the information about the proposed reorganization and the Stratevest Fund that you should know before investing. You should retain it for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Stratevest Fund, dated September 19, 2000 (Revised September 25, 2000) which has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. Statements of Additional Information for the Stratevest Fund, dated September 19, 2000 (relating to the Stratevest Fund's Prospectus) and October 31, 2000 (relating to this Prospectus/Proxy Statement), each containing additional information, have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement. You may request a free copy of the Statements of Additional Information without charge by calling 1-888-247-4505 or by writing to Stratevest Funds at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.



      A prospectus (dated August 1, 2000) and a statement of additional information (dated August 1, 2000), relating to the Forum Portfolio, are on file with the SEC (File Nos. 2-67052; 811-3023). Forum Funds' annual report, dated March 31, 2000, relating to the Forum Portfolio, is also on file with the SEC. Each of these documents is incorporated by reference into this Prospectus/Proxy Statement. You may request a free copy of the prospectus, the statement of additional information and the annual report of the Forum Portfolio by writing or calling Forum Shareholder Services, LLC, P.O. Box 446, Portland, Maine 04112,
(207) 879-0001 or (800) 943-6786.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY



      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A) and the Prospectus of the Stratevest Fund, dated September 19, 2000 (Revised September 25, 2000).



WHAT PROPOSAL AM I VOTING ON?



      At a meeting held in September 2000, the Board of Trustees of Forum Funds, on behalf of the Forum Portfolio, approved the Plan and determined to recommend that shareholders of the Forum Portfolio vote to approve the Plan. If the shareholders of the Forum Portfolio vote to approve the Plan, it will result in the transfer of the assets and liabilities of the Forum Portfolio to the Stratevest Fund, in exchange for an equal value of shares of beneficial interest of the Stratevest Fund. The shares of the Stratevest Fund will then be distributed to the Forum Portfolio shareholders and the Forum Portfolio will be terminated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, you will cease to be a shareholder of the Forum Portfolio and will become a shareholder of the Stratevest Fund. This exchange will occur on the closing date, which is the specific date on which the Reorganization takes place. You will receive shares of the Stratevest Fund equal to the current value of your shares in the Forum Portfolio.

      The Stratevest Fund is a series of Stratevest Funds (the "Trust"), an investment company that is advised by The Stratevest Group, N.A. ("Stratevest Adviser"). The Stratevest Fund has an investment objective and investment policies that are similar, but not identical, to those of the Forum Portfolio. For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of Forum Funds, on behalf of the Forum Portfolio, has determined that the Reorganization is in the best interests of the shareholders of the Forum Portfolio. The Board of Trustees of Forum Funds has concluded that no dilution in value would result to the shareholders of the Forum Portfolio as a result of the Reorganization. Similarly, the Trust's Board of Trustees has concluded that no dilution in value would result to the shareholders of the Stratevest Fund as a result of the Reorganization.



      The Stratevest Fund and the Forum Portfolio expect to receive an opinion from Stradley, Ronon, Stevens & Young, LLP to the effect that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. If so, the shareholders of the Forum Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Forum Portfolio for shares of the Stratevest Fund, and neither the Stratevest Fund nor the Forum Portfolio will recognize any gain or loss upon the exchange of substantially all of the assets and liabilities of the Forum Portfolio for shares of the Stratevest Fund.

           THE BOARD OF TRUSTEES OF FORUM FUNDS RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN



      This Prospectus/Proxy Statement compares the key features and discusses the material differences between the Stratevest Fund and the Forum Portfolio. You should pay particular attention to these comparisons. You should carefully consider the differences between the Stratevest Fund and the Forum Portfolio in deciding whether or not to approve the Plan.



HOW WILL THE SHAREHOLDER VOTING BE HANDLED?



      Shareholders who own shares of the Forum Portfolio at the close of business on October 13, 2000 will be entitled to vote at the Special Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Reorganization, a majority of the shares of the Forum Portfolio outstanding and entitled to vote must be voted in favor of the Plan.



      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card and mailing it. If you vote by proxy, your votes will be officially cast at the Special Meeting by the persons appointed as proxies.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO COMPARE?

      The investment objectives of the Stratevest Fund and the Forum Portfolio are similar. The investment objective of the Stratevest Fund is to provide current income. The Forum Portfolio's investment objective is to seek a high level of current income consistent with capital preservation and prudent investment risk. The investment objectives of the Stratevest Fund and the Forum Portfolio are fundamental, and cannot be changed without shareholder approval.

      The principal differences in the investment strategies and the investment policies of the Stratevest Fund and the Forum Portfolio include (i) the permissible maturities of the securities in which the Stratevest Fund and Forum Portfolio may invest, (ii) the level of anticipated investment in U.S. government securities, and (iii) the investment styles that are used by the Stratevest Adviser and the Forum Adviser to manage the Stratevest Fund and the Forum Portfolio, respectively.



      The Forum Portfolio seeks to achieve its investment objective by investing primarily in U.S. government securities and debt securities rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"). Consistent with this investment strategy, the Forum Portfolio normally invests at least 70% of its total assets in U.S. government securities and at least 40% of those assets in obligations of the U.S. Treasury such as Treasury bonds, bills, and notes. The Forum Portfolio limits investments in securities with maturities of greater than ten years to no more than 25% of its total assets and generally the average weighted maturity of the Portfolio's portfolio securities is seven years or less.

      Similarly, the Stratevest Fund pursues its investment objective by investing primarily in high-quality corporate bonds and securities issued by the U.S. Government, its agencies and instrumentalities. High-quality securities are rated in one of the top three rating categories by an NRSRO or securities that are unrated but are determined by the Stratevest Adviser to be of comparable quality. The Stratevest Fund may also invest its assets in mortgage-backed and asset-backed securities. While the Stratevest Fund is permitted to invest in U.S. government securities, it is not subject to any stated percentage policy for investing in such securities like the Forum Portfolio - it is expected that the Stratevest Fund will generally invest to a lesser extent in these securities. Generally, the Stratevest Fund's average weighted maturity will be three to ten years. Unlike the Forum Portfolio, the Stratevest Fund does not have any percentage limitation for the amount of fund assets that may be invested in securities with certain maturities.



      The Stratevest Adviser's strategy in managing the Stratevest Fund is to adjust the Fund's weightings in those types of fixed income securities which, in the Stratevest Adviser's opinion, will create the best opportunity for current income. The Stratevest Adviser uses macroeconomic, credit and market analysis to select portfolio securities.

      Similarly, the Forum Adviser's strategy in managing the Forum Portfolio is to continuously monitor economic factors, such as interest rate outlooks, and technical factors, such as the shape of the yield curve, in combination with the Forum Portfolio's stated objective to determine an appropriate maturity profile for its investment portfolio. The Forum Adviser then principally searches for securities that satisfy the maturity profile of the Forum Portfolio and that provide the greatest potential for return relative to the risk of the security.

      For more information about the investment objectives and policies of the Stratevest Fund and the Forum Portfolio, and the investment styles utilized by the Stratevest Adviser and the Forum Adviser, please see the section "Comparison of Investment Objectives, Strategies and Policies."

WHAT ARE THE RISKS OF INVESTMENTS IN THE STRATEVEST FUND AND THE FORUM
PORTFOLIO?

      Investments in the Stratevest Fund and the Forum Portfolio involve risks common to most mutual funds - the net asset value and total return of each of the Stratevest Fund and the Forum Portfolio will depend upon changes in the value of, and income produced by, their portfolio securities. There is no guarantee against losses resulting from an investment in the Stratevest Fund or the Forum Portfolio, nor that either the Stratevest Fund or the Forum Portfolio will achieve its investment objective. An investment in the Stratevest Fund or the Forum Portfolio is not by itself a complete or balanced investment program.



      The Stratevest Fund and the Forum Portfolio are subject to the risks presented by investing in fixed income securities. For example, prices of fixed income securities fall when interest rates rise. A decline in interest rates may have a negative effect on the securities owned by the Stratevest Fund and the Forum Portfolio. Moreover, prices of fixed income securities with longer maturities are generally more sensitive to changes in interest rates (i.e., their prices fluctuate to a greater extent than shorter-term fixed income securities in response to changes in prevailing interest rates). Also, when investing in fixed income securities, the Stratevest Fund and the Forum Portfolio are subject to the risk that an issuer may default on a security. Consequently, the Stratevest Fund and the Forum Portfolio may not be able to collect interest and principal on investments in fixed income securities subject to default by issuers. However, the Stratevest Fund may be subject to greater risks of issuer default since it invests a higher percentage of its assets in non-government fixed income securities. Both the Stratevest Fund and Forum Portfolio invest in mortgage-backed securities, and are therefore subject to the risk that the prepayment of principal on these securities may have a negative impact on their investment portfolios. Additionally, the Stratevest Fund and the Forum Portfolio are subject to the risk that their respective advisers may make poor investment decisions.



      Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

      For more information about the risks of the Stratevest Fund and the Forum Portfolio, see the section "What are the risk factors associated with investments in the Stratevest Fund and the Forum Portfolio?" under the heading "Comparison of Investment Objectives, Strategies and Policies."

HOW ARE THE TRUST AND FORUM FUNDS ORGANIZED?

      The Trust was organized as a Delaware business trust on July 10, 2000, and is registered with the SEC. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Presently, there are six separate series of the Trust (each a "Trust Series"), including the Stratevest Fund. The Stratevest Fund has not had investment operations prior to the date of this Prospectus/Proxy Statement.

      Forum Funds is also organized as a Delaware business trust. Forum Funds commenced operations on March 24, 1980, as a Maryland corporation, and was reorganized as a Delaware business trust on January 5, 1996. Forum Funds is authorized to issue an unlimited number of shares of beneficial interest. Presently, there are twenty-one separate series of Forum Funds (each a "Forum Series"), including the Forum Portfolio. The Forum Portfolio commenced investment operations in 1998.

      The management of the business and affairs of the Stratevest Fund is the responsibility of the Board of Trustees of the Trust. The management of the business and affairs of the Forum Portfolio is the responsibility of the Board of Trustees of Forum Funds. The Board of Trustees of the Trust and the Board of Trustees of Forum Funds formulate the general policies of the Stratevest Fund and the Forum Portfolio, respectively. The Boards of Trustees meet periodically to review the performance, investment activity and investment practices of the Stratevest Fund and the Forum Portfolio, as applicable. Both the Stratevest Fund and the Forum Portfolio are open-end, registered management investment company series, commonly referred to as "mutual funds."

WHO MANAGES THE STRATEVEST FUND AND THE FORUM PORTFOLIO?



      The Stratevest Adviser is the investment adviser to the Stratevest Fund. The Stratevest Adviser is a national banking association and is a wholly owned subsidiary of Banknorth Group, a New England based holding company. The Stratevest Adviser and its affiliates have provided wealth management services to individuals and institutional investors since 1966. As of May 31, 2000, the Stratevest Adviser had approximately $8 billion in assets under management. The address of the Stratevest Adviser is 111 Main Street, Burlington, Vermont. The Stratevest Adviser has managed the Stratevest Fund since its inception. The Stratevest Adviser has previously served as investment adviser to one other investment company.



      The Stratevest Fund is co-managed by William S. Wolff and Carol Smith. Mr. Wolff is a Managing Director and Senior Vice President of Investments of the Stratevest Adviser, and has been employed by the Stratevest Adviser and/or its predecessors since 1970. Mr. Wolff's 28 years of investment experience includes management of pooled investment vehicles (such as common and collective trust funds) with a variety of investment styles, including value investing, large, mid and small cap investing, and fixed income management. He earned a B.S. degree from the University of Vermont and a CTFA designation. Ms. Smith is a Vice President and Investment Consultant and has been employed by the Stratevest Adviser and/or its predecessors since 1983. Ms. Smith's banking and economic experience include 17 years of investment management. She earned a B.S. in Business Administration from the University of Vermont and is a graduate of the New York Bankers Investment School.



      The Stratevest Adviser receives an investment advisory fee equal on an annual basis to 0.60% of the Stratevest Fund's average daily net assets. The Stratevest Adviser may voluntarily reduce its fee or reimburse the Stratevest Fund for certain operating expenses.



      Forum Investment Advisors, LLC, Two Portland Square, Portland, Maine 04101, is the investment adviser to the Forum Portfolio. The Forum Adviser is a privately-owned company controlled by John Y. Keffer, who is Chairman of the Board of Trustees and President of Forum Funds. As of June 30, 2000, the Forum Adviser had approximately $3.3 billion of assets under management. The Forum Adviser has managed the Forum Portfolio since its inception.

      The individual responsible for the day-to-day management of the Forum Portfolio's investments is Les C. Berthy. Mr. Berthy, a Senior Portfolio Manager of the Forum Adviser, has been primarily responsible for the day-to-day management of the Forum Portfolio since its inception. Mr. Berthy has over 28 years of experience in the investment industry and, prior to his association with the Forum Adviser in January 1991, was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.



      The Forum Adviser receives an advisory fee at an annual rate of 0.40% of the average daily net assets of the Forum Portfolio. On August 1, 2000, the Forum Adviser and certain other service providers entered into an agreement to waive fees and reimburse fund expenses to maintain the expense ratio at 0.95% of the Forum Portfolio's average daily net assets until July 31, 2001. For the fiscal year ended March 31, 2000, the Forum Adviser contractually waived a portion of its fee and received 0.27% of the average daily net assets of the Forum Portfolio. This contractual waiver agreement entered into by the Forum Adviser and certain other service providers to the Forum Portfolio expired on July 31, 2000.



WHAT ARE THE FEES AND EXPENSES OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO AND WHAT MIGHT THEY BE AFTER THE REORGANIZATION?

      The following table describes the various fees and expenses that you will bear from an investment in the Forum Portfolio or the Stratevest Fund.



                PRO FORMA FEE TABLE FOR THE FORUM PORTFOLIO AND
                               THE STRATEVEST FUND

                              AS OF MARCH 31, 2000

                                   (UNAUDITED)

                                                  ACTUAL           STRATEVEST

                                                                  FUND PRO FORMA

                                                      Stratevest      After
                                     FORUM PORTFOLIO    FUND3   REORGANIZATION4
                                     ---------------    ----      -------------
SHAREHOLDER FEES (FEES PAID

DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load)             3.75%        None           3.75%
      Imposed on Purchases (as a
      percentage of the offering
      price)
   Maximum Sales Charge (Load)              None        None            None
      Imposed on Reinvested
      Dividends (as a percentage of
      the amount redeemed)
   Maximum Deferred Sales Charge           1.00%1       None            None
      (as a percentage of amount
      redeemed)
   Redemption Fee                           None        None            None
   Exchange Fee                             None        None            None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as percentage of average net assets at March 31, 2000):

Management Fees...................         0.40%        None           0.60%
Distribution (12b-1) Fees.........     None             None           0.25%
Shareholder Services Fee..........     None             None           0.25%
Other Expenses ...................         0.74%        None           0.69%
Total Annual Fund Operating
   Expenses ......................         1.14%        None           1.79%
Fee Waiver........................         0.19%2       None           0.42%5
Net Expense.......................         0.95%        None           1.37%6

1  Applicable only on purchases of $1 million or more.

2 Based on certain contractual fee waivers and expense reimbursements effective through July 31, 2001.

3 The Stratevest Fund did not exist as of March 31, 2000 and therefore had no assets or expenses.

4 Pro forma amounts based on combined net assets of the Forum Portfolio and the Stratevest Fund as if the Reorganization had occurred on March 31, 2000.

5 Based on certain contractual fee waivers and expense reimbursements effective through October 31, 2001. These waivers may not be reduced or eliminated for a period of one year from the effective date of the Reorganization and may be reduced or eliminated thereafter only with the approval of the Board of Trustees of the Stratevest Funds.

6 The assets from certain collective and common trust funds managed by the Stratevest Adviser were merged into the Stratevest Fund at the end of September 2000. Based on these additional assets, the total and net expense ratios for the Stratevest Fund are approximately 1.39% and 1.09% of the Stratevest Fund's average net assets, respectively.



EXAMPLES:

      The following are hypothetical examples intended to help you compare the cost of investing in the Stratevest Fund and the Forum Portfolio. This example assumes that you invest $10,000 in the Stratevest Fund and the Forum Portfolio for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual rate of return, that the Stratevest Fund's and the Forum Portfolio's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested.

      Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                ------     -------    -------    --------
Forum Portfolio                  $468        $724        $979     $1,709
Stratevest Fund                  $509        $877      $1,269     $2,364
(After proposed
Reorganization)



      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Each of the Stratevest Fund and the Forum Portfolio pays its operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account.

      The expenses of each of the Stratevest Fund and the Forum Portfolio are comprised of expenses attributable to the Fund or Forum Portfolio, respectively, as well as expenses not attributable to any particular Trust Series or Forum Series that are allocated among the various Trust Series or Forum Series.

      Certain service providers contractually undertook, through July 31, 2000, to reduce a portion of their fees and/or reimburse certain expenses of the Forum Portfolio in order to limit the Forum Portfolio's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.70% or less of the average daily net assets of the Forum Portfolio. On August 1, 2000, certain service providers for the Forum Portfolio entered into an agreement to waive fees and reimburse fund expenses to maintain the expense ratio of the Forum Portfolio at 0.95% of the Forum Portfolio's average daily net assets until July 31, 2001. Without such adjustments, the total annual operating expenses for the Forum Portfolio would have been 1.14%. Any fee reduction or expense reimbursement has the effect of increasing the Forum Portfolio's performance for the period during which the reduction or reimbursement was in effect and may not be recouped at a later date. There is no assurance that these fee waivers and expense reimbursements would continue after July 31, 2001.



      For the fiscal year ending August 31, 2001, the estimated annualized ratio of operating expenses to average net assets for the Stratevest Fund is 1.37%. Due to the merger of certain collective and common trust fund assets merged into the Stratevest Fund at the end of September 2000, the estimated total and net operating expenses of the Stratevest Fund are 1.39% and 1.09%, respectively, of the Stratevest Fund's average daily net assets.



WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FORUM PORTFOLIO?

      For the Forum Portfolio, per share income information since the portfolio's commencement of operations is shown under the heading "Financial Highlights" in the current annual report to shareholders of the Forum Portfolio. The annual report also contains a discussion of the Forum Portfolio's performance during the fiscal year ended March 31, 2000. You may request a free copy of the annual report by calling 800-943-6786.

WHAT ARE OTHER KEY FEATURES OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO?



      ADMINISTRATIVE AND SHAREHOLDER SERVICES. Federated Services Company ("FSC") provides administrative services to the Trust, including the Stratevest Fund, under a services agreement. The services furnished include administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust Series. Under the services agreement with the Trust, FSC provides these services at the following annual rates of the average aggregate daily net assets of the Trust: 0.150 of 1% on the first $500 million; 0.125 of 1% on the next $500 million; 0.110 of 1% on the next $1 billion; and 0.100 of 1% on assets in excess of $2 billion. After each Trust Series' first year of operations, the administrative fee received by FSC during any fiscal year shall be at least $75,000 per Trust Series. FSC may voluntarily reduce its fee and reimburse the Trust for its expenses. FSC is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated").



      The Trust has entered into a Shareholder Services Agreement with The Stratevest Group N.A. (the "Shareholder Services Agent"), under which each Trust Series, including the Stratevest Fund, may make payments of up to 0.25 of 1% of the average daily net asset value of the shares of the Trust Series to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that the Shareholder Services Agent either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions may receive fees based upon shares owned by such institutions' clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Trust and the Shareholder Services Agent. However, the Shareholder Services Agent has agreed contractually to waive 0.05% of its fee for the period ending October 31, 2001.

      The Forum Financial Group, LLC ("Forum") of companies provides administration and distribution services to Forum Funds. As of June 30, 2000, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $120 billion. Forum Administrative Services, LLC ("FAdS") provides certain administrative services to Forum Funds, including the Forum Portfolio. The services furnished by FAdS under the administration agreement with Forum Funds include supervision of the overall management of Forum Funds, providing Forum Funds with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of Forum Funds. For these services, the Forum Portfolio pays FAdS a fee which is accrued daily and paid monthly, equal, on an annual basis, to 0.20% of the average daily net assets of the Forum Portfolio.



      The Forum Portfolio is not subject to a 12b-1 fee or shareholder services fee.

      TRANSFER AGENCY AND CUSTODY SERVICES. FSC serves as the transfer agent and dividend disbursing agent for the Trust. The Trust Series pay FSC a fee based on the size, type and number of accounts and transactions made by shareholders, and is estimated to be approximately $23,000 for the fiscal year ending August 31, 2001. Forum Shareholder Services, LLC ("FSS") serves as the transfer agent for Forum Funds. For its services, FSS receives a fee equal to 0.25% of the average daily net assets of the Forum Portfolio, an annual fee of $12,000, plus annual shareholder account fees of $18.00 per shareholder account. For the fiscal year ended March 31, 2000, FSS waived a portion of its fee. The total gross fee payable to FSS for the fiscal year ended March 31, 2000 was $94,997 and the total fee received was $45,612. Forum Trust, LLC serves as the custodian of the assets of the Stratevest Fund and the Forum Portfolio. The address of Forum Trust, LLC is Two Portland Square, Portland, Maine 04101.



      DISTRIBUTION SERVICES AND RULE 12B-1 PLAN.  Edgewood Services, Inc.
      -----------------------------------------
("Edgewood Services"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"), serves as the principal distributor of the shares of the Trust, including the Stratevest Fund. Edgewood Services offers the shares on a continuous, best-efforts basis. Edgewood Services is an indirect, wholly-owned subsidiary of Federated.

      The Trust has adopted a Rule 12b-1 distribution plan (the "Distribution Plan") pursuant to which the Stratevest Fund may pay a fee to Edgewood Services in an amount computed at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Stratevest Fund's shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. Edgewood Services has agreed to contractually waive 12b-1 fees for the period ending October 31, 2001. For more information regarding the Distribution Plan, please refer to the Prospectus of the Stratevest Fund.

      Edgewood Services, from its own assets, may pay investment professionals supplemental fees as financial assistance for providing distribution and administrative services with respect to the Stratevest Fund. Such assistance will be based upon shares owned by such investment professionals' clients or customers. If Edgewood Services pays any fees for these services, the fees will be reimbursed by the Stratevest Adviser and not the Stratevest Fund.

      For sales of the shares of the Stratevest Fund, a broker/dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by Edgewood Services. However, Edgewood Services will, periodically, uniformly offer to pay to broker/dealers additional amounts in the form of cash, items of nominal value or promotional incentives.

      Forum Fund Services, LLC ("FFS"), a registered broker-dealer and member of the NASD, is the distributor (principal underwriter) of the Forum Portfolio's shares. FFS acts as the agent of the Forum Portfolio in connection with the offering of the Forum Portfolio's shares. FFS may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Forum Portfolio's shares. FFS receives, and may reallow to certain financial institutions, the sales charge paid by investors in the Forum Portfolio's shares.

      PURCHASES, EXCHANGES AND REDEMPTIONS. The shares of the Stratevest Fund and the shares of the Forum Portfolio are sold on a continuous basis at their respective net asset values, next determined after orders are received, plus the applicable sales charge. In the case of both the Stratevest Fund and the Forum Portfolio, the maximum sales charge is 3.75%. Certain investors and transactions in the Stratevest Fund and the Forum Portfolio may be subject to reduced or waived sales charges. No sales charge will be imposed in connection with the issuance of the Stratevest Fund's shares to the shareholders of the Forum Portfolio as a result of the Reorganization. For a complete description of the sales charges and the exemptions from the sales charges, please refer to the Prospectus of the Stratevest Fund and to the prospectus for the Forum Portfolio, which is incorporated by reference.



      The minimum initial investment in the Stratevest Fund is $2,500, except that the minimum initial investment is $250 for retirement plans. The minimum subsequent investment for all investors in the Stratevest Fund is $100. The minimum initial investment in the Forum Portfolio is $2,000, except that the minimum initial investment is $1,000 for traditional and Roth IRA accounts, and $250 for accounts with systematic investment plans. The minimum subsequent investment for all investors in the Forum Portfolio is $250. The Stratevest Fund and the Forum Portfolio reserve the right to reject any purchase request. The Stratevest Fund and the Forum Portfolio also reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege. Forum Portfolio shareholders whose account value is less than the minimum investment amount for the Stratevest Fund will not be required to meet the minimum investment amount of the Stratevest Fund in order to participate in the Reorganization.



      The purchase price of shares of each of the Stratevest Fund and the Forum Portfolio is based on net asset value ("NAV"), plus a sales charge. The NAV per share for each of the Stratevest Fund and the Forum Portfolio is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. The time at which NAV is calculated may change in case of an emergency. The NAV of each of the Stratevest Fund and the Forum Portfolio is determined by taking the market value of all securities owned by the Fund or Portfolio, as applicable (plus all other assets, such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. Purchase orders must be placed by 4:00 p.m., Eastern time, in order to be priced at that day's NAV. So, for example, if the Stratevest Fund or the Forum Portfolio receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next day's NAV, plus the applicable sales charge. Neither the Stratevest Fund nor the Forum Portfolio can accept orders that request a particular day or price for the transaction or any other special conditions.

      The Stratevest Fund and the Forum Portfolio each value their portfolio securities for which market quotations are readily available at current market value. If market quotations are not readily available, then the Stratevest Fund and the Forum Portfolio value their portfolio securities at estimated fair value under procedures adopted by their respective Board of Trustees.

      Neither the Stratevest Fund nor the Forum Portfolio issues share certificates. If you purchase shares directly from the Stratevest Fund or the Forum Portfolio, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.



      Shares of the Stratevest Fund may be exchanged for shares of the other Trust Series, and shares of other investment companies that are distributed by Edgewood Services or Federated Securities Corp. (the "Federated Funds"), subject to certain limitations, as described in the Prospectus of the Stratevest Fund. Federated Securities Corp., a registered broker-dealer, is a wholly owned subsidiary of Federated. It serves as the distributor of more than 100 open-end investment companies.



      Shares of the Forum Portfolio may be exchanged for shares of certain other Forum Funds. Exchanges are subject to any initial or subsequent minimum investment amounts of the funds into which the exchange is being made. Exchanges are treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. With respect to the Forum Portfolio only, exchanges are made at net asset value plus the difference between the sales charge already paid and any applicable sales charge on shares to be acquired in the exchange.



      Redemptions of shares of the Stratevest Fund or the Forum Portfolio may be made by telephone, by wire, by mailing a written request, or through a systematic withdrawal program. The Stratevest Fund redeems shares at the NAV per share next determined after the redemption request is received by the Fund or its transfer agent. The Forum Portfolio redeems shares at the NAV (minus any applicable charge) next calculated after the transfer agent receives the request in proper form. A contingent deferred sales charge ("CDSC") is assessed on redemptions of shares of the Forum Portfolio that were part of a purchase of $1 million or more. The Stratevest Fund does not assess a CDSC. For both the Stratevest Fund and the Forum Portfolio, proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.



      If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Stratevest Fund or the Forum Portfolio. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for further information.

      For a complete description of the purchase, exchange and redemption procedures applicable to the Stratevest Fund and the Forum Portfolio, please refer to the prospectus of the Stratevest Fund, and to the prospectus of the Forum Portfolio, which is incorporated by reference.

      DIVIDENDS AND DISTRIBUTIONS. The Stratevest Fund and the Forum Portfolio each intends to declare and pay dividends (if any) monthly. Capital gains realized by the Stratevest Fund and the Forum Portfolio, if any, will be distributed at least annually. The amount of these distributions will vary and there is no guarantee the Stratevest Fund or the Forum Portfolio will pay dividends. Normally, the Stratevest Fund and the Forum Portfolio reinvest a shareholder's distributions in additional shares of the Fund or Portfolio, as applicable, unless a shareholder elects to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. For both the Stratevest Fund and the Forum Portfolio, shareholders become entitled to receive distributions on the day after the shares are issued.

      For more information about the tax consequences of investments in the Stratevest Fund or the Forum Portfolio, see "What are the tax implications of investing in the Stratevest Fund and the Forum Portfolio" in this Prospectus/Proxy Statement.

                           REASONS FOR THE REORGANIZATION

      The Board of Trustees of Forum Funds (the "Forum Board"), on behalf of the Forum Portfolio, has recommended the Reorganization in order to combine the Forum Portfolio with a larger fund that has similar investment objectives and investment policies. A larger fund may be expected to have a lower expense ratio because certain costs may be spread over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Reorganization.



      The proposed Reorganization and Plan was presented to the Forum Board at a meeting held in October 2000. In considering the Reorganization, the Forum Board was advised by independent legal counsel as to its fiduciary duties under the 1940 Act with respect to the Forum Portfolio, and the required determinations that must be made under the 1940 Act in connection with the Reorganization.

      During its deliberations, the Forum Board (with the advice and assistance of independent legal counsel) reviewed, among other things: (i) the terms and conditions of the Plan, including those provisions that were intended to avoid dilution of the interests of the Forum Portfolio's shareholders; (ii) the potential effect of the Reorganization on the shareholders of the Forum Portfolio; (iii) the investment advisory and other fees paid by the Stratevest Fund, and the projected expense ratio of the Stratevest Fund as compared to that of the Forum Portfolio; (iv) the investment objective, strategies, techniques, investment risks and limitations of the Forum Portfolio, and their relative compatibility with those of the Stratevest Fund; (v) the potential economies of scale to be gained from combining the assets of the Forum Portfolio into the Stratevest Fund as a result of the Reorganization; (vi) the anticipated tax consequences of the Reorganization for the Forum Portfolio and its shareholders;
(vii) the fact that the costs of the Reorganization would be borne by the Stratevest Adviser and/or other third parties; and (viii) the shareholder services and other fees applicable to the shares of the Stratevest Fund as compared to those applicable to the shares of the Forum Portfolio.

      In considering whether to approve the proposed Reorganization, the Forum Board considered the small asset size of the Forum Portfolio, the likelihood that the Forum Portfolio's service providers may not be able to maintain their current fee waivers, and the fact that if the Forum Portfolio was no longer viable, a reorganization would permit shareholders of the Forum Portfolio to own shares in a new fund without realizing tax consequences that would be present if the Forum Portfolio were to liquidate. In addition, the Forum Board considered the potential for greater asset size as a result of the Reorganization, which may enable the Stratevest Fund to purchase portfolio securities in greater volume, creating the potential for more favorable pricing of the securities purchased. The Forum Board also considered the potential for greater assets that could result from a concerted marketing effort of a fund family with a common investment manager. To the extent that these operational and economic benefits are realized, the benefits will work to the advantage of shareholders of the Forum Portfolio and the Stratevest Fund.

      In view of the foregoing characteristics of the Forum Portfolio and the Stratevest Fund, the Forum Board concluded that the investment objectives, strategies, techniques and limitations of the Forum Portfolio and the Stratevest Fund are substantially similar to and compatible with one another. The Forum Board also considered that the higher net expenses of the Stratevest Fund was comparable to the gross expenses of the Forum Portfolio, which are subject to service provider fee waivers that may not be maintained. In this connection, the Forum Board took note of the undertaking by the Stratevest Adviser and/or other service providers to maintain the net expense ratio of the Stratevest Fund for at least one year following the Reorganization, and thereafter the Stratevest Adviser will not reduce its fee waivers, unless the reduction is approved by the Board of Trustees of the Trust.



      The Forum Board, including a majority of the trustees of Forum Funds who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of Forum Funds, concluded as contemplated by Rule 17a-8(a) of the 1940 Act, that the proposed Reorganization would be in the best interests of the Forum Portfolio and the shareholders of the Forum Portfolio. The Forum Board also concluded, in accordance with Rule 17a-8(a) of the 1940 Act, that no dilution of value would result to the shareholders of the Forum Portfolio from the Reorganization, and approved the Plan and recommended that shareholders of the Forum Portfolio vote to approve the Reorganization.

    FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF FORUM FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

      If a majority of the shares of the Forum Portfolio do not approve the Plan, the Reorganization will not occur, and the Forum Board will consider other possible courses of action for the Forum Portfolio, including liquidation and dissolution.

                        INFORMATION ABOUT THE REORGANIZATION

      This is only a summary of the important terms of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE REORGANIZATION BE CARRIED OUT?

      If the shareholders of the Forum Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by Forum Funds, on behalf of the Forum Portfolio, and the Trust, on behalf the Stratevest Fund, including the preparation of certain documents. Forum Funds and the Trust will determine a specific date for the actual Reorganization to take place. This is called the Closing Date. If the shareholders of the Forum Portfolio do not approve the Plan, the Reorganization will not take place.

      If shareholders of the Forum Portfolio approve the Plan at the Special Meeting, shares of the Forum Portfolio will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on Closing Date, you may continue to add to your existing account, subject to an established automatic investment plan, or buy additional shares through the reinvestment of dividend and capital gain distributions.

      If the shareholders of the Forum Portfolio approve the Plan, the Forum Portfolio will deliver to the Stratevest Fund all of its assets, subject to its liabilities, on the Closing. The Forum Portfolio will receive full and fractional shares of beneficial interest of the Stratevest Fund that have a value equal to the dollar value of the net assets delivered to the Forum Portfolio in connection with the Reorganization as of 4:00 p.m., Eastern time, on the Closing Date. The Forum Portfolio will then distribute, in complete liquidation, pro rata to its shareholders of record, all of the Stratevest Fund shares received by the Forum Portfolio.

      The stock transfer books of the Forum Portfolio will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. The Forum Portfolio will only accept requests for redemption received in proper form before 4:00 p.m., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of the Stratevest Fund. The Forum Portfolio will then be terminated under Delaware law. No front-end sales loads or CDSCs will be imposed in connection with the Reorganization.

      The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the Forum Portfolio shareholders; and (ii) the receipt by the Forum Portfolio and the Stratevest Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Forum Portfolio, the Stratevest Fund and the Forum Portfolio shareholders.

      The Plan may be amended only by the mutual consent of the Trust and Forum Funds in writing. The Trust and Forum Funds may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Forum Portfolio.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

      The expenses resulting from the Reorganization will be paid by the Stratevest Adviser and/or its affiliates and/or subsidiaries and other parties.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Forum Funds, on behalf of the Forum Portfolio, and the Trust, on behalf of the Stratevest Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, that shareholders of the Forum Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Forum Portfolio for shares of the Stratevest Fund, and that neither the Stratevest Fund nor the Forum Portfolio will recognize any gain or loss upon the exchange of substantially all of the assets of the Forum Portfolio, subject to its liabilities, for shares of the Stratevest Fund.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF THE STRATEVEST FUND?

      While the Trust and Forum Funds are different entities, and thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the Stratevest Fund that will be distributed to shareholders of the Forum Portfolio will have the same legal characteristics as the shares of the Forum Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

      The Trust, under its Agreement and Declaration of Trust, and Forum Funds, under its Trust Instrument, both have an unlimited number of authorized shares of beneficial interest. The Boards of Trustees of the Trust and of Forum Funds (the "Boards") may, without shareholder approval, divide the authorized shares of the Trust and Forum Funds into an unlimited number of separate portfolios or series ("series"). The Boards may also, without shareholder approval, divide the series into two or more classes of shares ("classes"). Each of the Stratevest Fund and the Forum Portfolio currently offers only one class. The Trust and each Trust Series, as well as Forum Funds and each Forum Series, will continue indefinitely until terminated.

      Each share of each series and each class of the Trust and Forum Funds has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each series or class bears its own expenses related to its distribution of shares (and other expenses such as transfer agency, shareholder service and administration expenses). Generally, shares of a series will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; (2) the 1940 Act requires a class vote; or (3) a Board determines that the matter affects more than one series and all affected series must vote.



      Delaware law does not require the Trust or Forum Funds to hold annual meetings of shareholders, and generally, the Trust and Forum Funds will hold shareholder meetings only when specifically required by federal or state law. Shareholders representing 10% or more of Forum Funds' (or its respective series') outstanding shares may, under the Forum Funds' By-laws, call meetings of Forum Funds (or its series) for any purpose related to Forum Funds (or its series), including, in the case of a meeting of Forum Funds, the purpose of voting on removal of one or more Trustees. The Trust's Agreement and Declaration of Trust does not contain any statement concerning the ability of shareholders to call meetings, although a shareholder may be able to do so under applicable provisions of Delaware law or the Investment Company Act of 1940, as amended.



      Like Forum Funds, there are no conversion or preemptive rights in connection with shares of the Trust. When issued, all shares will be fully paid and non-assessable. A shareholder of a series will receive a pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

WHAT ARE THE CAPITALIZATIONS OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE REORGANIZATION?

      The following table(1) sets forth, as of March 31, 2000, (i) the capitalization of the Forum Portfolio, (ii) the capitalization of the Stratevest Fund, and (iii) the pro forma capitalization of the Stratevest Fund as adjusted to give effect to the proposed Reorganization.



                                        Forum Funds -   Stratevest     Stratevest
                                          Investors       Funds -    Fund Pro Forma
                                         High Grade    Intermediate       After
                                                   -
                                          BOND FUND     BOND FUND    REORGANIZATION(2)
                                          ----------    ----------   --------------
Net assets...........................                       $0        $28,239,064
                                          $28,234,064

Net asset value per share............          $9.46        $0             $10.00
Shares outstanding...................      2,984,835          0         2,823,406


(1) Full pro forma financial statements are included in the Statement of Additional Information to this Prospectus/Proxy Statement.

(2) Certain collective and common trust funds managed by the Stratevest Adviser were merged into the Stratevest Fund beginning at the end of September, 2000. Based on the addition of these assets, it is estimated that the net assets of the Stratevest Fund would be approximately $169,000,000. The net asset value per share and the number of shares outstanding would be determined on the Closing Date of the Reorganization, in accordance with the Stratevest Fund's prospectus. In addition, the capitalization of the Stratevest Fund will be different when the Reorganization is consummated.



         COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES



      This section describes the key differences between the investment strategies and policies of the Stratevest Fund and the Forum Portfolio, and certain noteworthy differences between the investment restrictions of the Stratevest Fund and Forum Portfolio. For more information on the Stratevest Fund's investment policies, see the Prospectus, dated September 19, 2000 (Revised September 25, 2000).



ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO?

      The investment objectives of the Stratevest Fund and the Forum Portfolio are similar. The investment objective of the Stratevest Fund is to provide current income. The investment objective of the Forum Portfolio is to seek a high level of current income consistent with capital preservation and prudent investment risk.

      There are several important differences in the investment strategies and policies of the Stratevest Fund and the Forum Portfolio. While both the Stratevest Fund and the Forum Portfolio seek current income, the Forum Portfolio, in attempting to achieve its objective, takes into consideration the preservation of capital and the risk to its portfolio. As a result, the Forum Portfolio's NAV may be subject to less fluctuation than the NAV of the Stratevest Fund.

      The Stratevest Fund pursues its investment objective by investing primarily in high-quality corporate bonds and securities issued by the U.S. Government, its agencies and instrumentalities. High-quality securities are rated in one of the top three rating categories by a nationally recognized statistical rating organization (NRSRO), or securities that are unrated but are determined by the Stratevest Adviser to be of comparable quality. The Stratevest Fund may also invest its assets in mortgage-backed and asset-backed securities.

      The Stratevest Adviser's strategy in managing the Stratevest Fund is to adjust the Fund's weightings in those types of fixed income securities which, in the Adviser's opinion, will create the best opportunity for current income. The Stratevest Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Stratevest Fund will maintain an average dollar-weighted portfolio maturity of three to ten years.



      The Forum Portfolio seeks to achieve its investment objective by investing primarily in U.S. government securities and debt securities rated in one of the three highest rating categories by an NRSRO. Like the Stratevest Fund, the debt securities in which the Forum Portfolio may invest include corporate, asset-backed and mortgage-backed securities. The Forum Portfolio normally invests at least 70% of its total assets in U.S. government securities and at least 40% of those assets in obligations of the U.S. Treasury, such as Treasury bonds, bills and notes. The Forum Portfolio may invest up to 30% of its total assets in mortgage-backed and asset-backed securities. The Forum Portfolio only invests in mortgage-backed securities that are U.S. government securities or are rated in the two highest rating categories of an NRSRO. The Forum Portfolio may invest up to 10% of its total assets in adjustable rate mortgage-backed securities and up to 10% of its total assets in asset-backed securities. These securities must be rated in the highest rating category by an NRSRO.



      The Forum Adviser continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as the shape of the yield curve, in combination with the stated investment objective of the Forum Portfolio, to determine an appropriate maturity profile for the Portfolio. The Forum Adviser then principally searches for securities that satisfy the maturity profile of the Forum Portfolio and that provide the greatest potential for return relative to the risk of the security. The Forum Portfolio invests in securities with varying maturities, from overnight to more than 30 years, but will not invest more than 25% of its total assets in securities with maturities greater than 10 years. Generally, the average weighted maturity of the Forum Portfolio's portfolio securities is seven years or less. The Forum Adviser may sell a debt security if: (i) revised economic forecasts or interest rate outlooks require a repositioning of the portfolio; (ii) the security subsequently fails to meet the Forum Adviser's investment criteria; (iii) a more attractive security is found or funds are needed for another purpose; or (iv) the Forum Adviser believes that the security has reached its appreciation potential.

      The Forum Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), and for the purpose of entering into reverse repurchase agreements, but not in excess of 33 1/3% of the value of the Forum Portfolio's total assets (computed immediately after the borrowing). The Stratevest Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

      The Stratevest Fund and the Forum Portfolio may each engage in certain types of leverage transactions in order to increase their potential returns. Both the Stratevest Fund and the Forum Portfolio may purchase securities on a when-issued or on a delayed delivery basis. In these types of transactions, the Stratevest Fund or the Forum Portfolio purchases securities for a set price, with payment and delivery of the securities scheduled for a future time. The Forum Portfolio may also purchase and sell securities on a forward commitment basis, while the Stratevest Fund may purchase To Be Announced securities (TBAs). TBAs are delayed delivery transactions in which the Stratevest Fund does not specify certain securities to be delivered but rather agrees to accept any security that meets certain specified terms. TBAs may be subject to greater interest rate risk than other securities. The Forum Portfolio will not enter into when-issued or forward commitment transactions if, as a result, more than 15% of the Portfolio's total assets would be committed to such transactions. The Stratevest Fund does not have a similar percentage limitation with regard to when-issued transactions or TBAs.



      The Forum Portfolio is subject to stricter quality standards for certain types of money market instruments, mortgage-backed securities and asset-backed securities than the Portfolio may purchase. The Forum Portfolio's investments in mortgage-backed securities are limited to those that are U.S. government securities or are rated in the two highest rating categories of an NRSRO, and its investments in adjustable rate mortgage-backed securities and asset-backed securities are limited to securities rated in the highest rating category of an NRSRO. The Forum Portfolio, by investing in securities with higher quality standards, reduces the risk of default on the securities but these securities are likely to produce lower yields than lower rated securities. The Forum Portfolio has other policies that attempt to reduce the level of risk associated with its portfolio securities. The Forum Portfolio has a stated policy that it may not invest in stripped mortgage-backed securities or privately issued mortgage-backed securities, while the Stratevest Fund has no stated policy concerning these types of investments. As noted in the discussion above, the Forum Portfolio is subject to an investment policy that provides that 70% of its total assets will be invested in U.S. government securities. In addition, the Forum Portfolio is subject to limitations on the percentage of its assets that may be invested in mortgage-backed and asset-backed securities. The Stratevest Fund is not subject to similar policies, giving the Stratevest Adviser greater flexibility in managing the Stratevest Fund's portfolio. Although this flexibility creates an opportunity for higher returns, it also has additional risks.

      While the Stratevest Fund and Forum Portfolio are generally permitted to invest in a wide array of fixed income securities, the Stratevest Fund, but not the Forum Portfolio, may engage in dollar roll transactions. Dollar roll transactions are transactions where a fund sells mortgage-backed securities with a commitment to buy similar, but not identical, securities on a future date at a lower price. Dollar roll transactions are subject to interest rate risks, credit risks and leverage risks. The Forum Portfolio may invest in variable and floating rate securities, while the Stratevest Fund may not. The Stratevest Fund may invest in zero coupon securities, credit enhancements, insurance contracts and bank instruments, while the Forum Portfolio does not have a stated investment policy concerning these instruments. Zero coupon securities are debt securities that do not pay interest or principal until final maturity, unlike other debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security. However, none of these securities are expected to constitute a principal portion of the Stratevest Fund's assets.



      Each of the Stratevest Fund and the Forum Portfolio is a diversified portfolio of securities. As a "diversified" fund, 75% of each of the Stratevest Fund's and the Forum Portfolio's total assets may not be invested in more than 5% of a single issuer's securities, or be used to purchase 10% or more of the outstanding voting securities of a single issuer.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE STRATEVEST FUND AND THE FORUM PORTFOLIO DIFFER?



      The Stratevest Fund and the Forum Portfolio have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote (as defined below). This section highlights the differences between their restrictions. The Stratevest Fund has slightly increased investment flexibility that will allow the Stratevest Fund to respond to future investment opportunities. Despite this increased investment flexibility, however, it is not anticipated that the differences in investment restrictions will result in a significant change in the level of investment risk that is currently associated with an investment in the Forum Portfolio. The differences in investment restrictions summarized below are expected to have little practical effect on any difference in how the funds are managed.

      The Forum Portfolio is subject to a fundamental investment restriction that provides that the Portfolio will not invest in oil or gas or interests in other mineral exploration or development programs. The Stratevest Fund is not subject to a comparable investment restriction. However, this difference is not material since these investments are not expected to be held by the Stratevest Fund.



      Both the Stratevest Fund and the Forum Portfolio are subject to fundamental investment restrictions on their ability to make loans, including limitations with respect to lending their portfolio securities. While the Stratevest Fund may lend portfolio securities to brokers, dealers or institutional investors to the extent permitted by the 1940 Act, the Stratevest Fund has no current intention to do so. The Forum Portfolio is only permitted to lend securities to brokers, dealers and other financial institutions in an amount up to 10% of its total assets.



      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Stratevest Fund or the Forum Portfolio, as applicable, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote"). You should note that non-fundamental investment policies may be changed by the Board of Trustees of the applicable Fund without shareholder approval.



      For more information regarding the Stratevest Fund's and the Forum Portfolio's investment restrictions, please refer to the Statement of Additional Information to this Prospectus/Proxy Statement, for the Stratevest Fund, and to the Forum Portfolio's current statement of additional information, for the Forum Portfolio, both of which are incorporated by reference.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE STRATEVEST FUND AND THE FORUM PORTFOLIO?



      Like all investments, an investment in the Stratevest Fund and the Forum Portfolio involves risk. Since the Stratevest Fund does not invest to the same extent as the Forum Portfolio in U.S. government securities, it may be subject to a higher degree of credit risk.



      GENERAL.
      -------

      The Stratevest Fund's and the Forum Portfolio's net asset values and investment returns will fluctuate, based upon changes in the value of their individual portfolio securities. The market values of the securities in which the Stratevest Fund and the Forum Portfolio invest are based on the market's perception of value and are not necessarily objective measures of the securities' values. There is no assurance that the Stratevest Fund or the Forum Portfolio will achieve its investment objective, and their share prices may decline. Both the Stratevest Fund and the Forum Portfolio are subject to the risk that the Stratevest Adviser or Forum Adviser, respectively, may make poor investment decisions.

      FIXED INCOME SECURITIES.
      -----------------------

      Both the Stratevest Fund and the Forum Portfolio invest primarily in fixed income securities. One of the risks of investing in any fixed income security is the possibility of changes in interest rates. When interest rates rise, prices of fixed income securities fall. In general, securities with longer maturities are more sensitive to these price changes.

      In addition to the risk of changing interest rates, there is also the risk that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Stratevest Fund or the Forum Portfolio may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

      Fixed income securities are subject to credit risks. Credit risk is the possibility that an issuer will be unable to pay interest or principal when due. This risk generally increases as security credit ratings decrease. Changes in an issuer's financial strength or in a security's credit rating may affect its value, and, thus, impact the NAV of the Stratevest Fund or the Forum Portfolio.

      Fixed income securities that are not widely held or have not received credit ratings may have limited trading opportunities. With limited trading opportunities, the Stratevest Fund or Forum Portfolio may not be able to sell a security when it wants to, requiring it to continue to hold the security, which may cause the Stratevest Fund or Forum Portfolio to incur losses.

      MORTGAGE-BACKED SECURITIES.
      --------------------------

      In addition to the general risks for fixed income securities, mortgage-backed securities are subject to prepayment risk. Prepayment risk is the possibility of unscheduled payments on principal from the voluntary prepayment, refinancing, or foreclosure of the underlying loans backing the mortgage-backed securities. These unscheduled prepayments of principal create risks that can adversely affect the Stratevest Fund or the Forum Portfolio.



      For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments or underlying mortgages can be expected to accelerate, and the Stratevest Fund or the Forum Portfolio would be required to reinvest the unscheduled payments of principal on the mortgage-backed securities at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.



      Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

      ASSET-BACKED SECURITIES.
      -----------------------

      Like mortgages underlying mortgage-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to the Stratevest Fund or Forum Portfolio as holders of asset-backed securities. Another risk of asset-backed securities is that these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities.

      LEVERAGE TRANSACTIONS.
      ---------------------

      Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Stratevest Fund and Forum Portfolio may magnify losses incurred by the Stratevest Fund or the Forum Portfolio. The risks of leverage include a higher volatility of the net asset values of the Stratevest Fund's and the Forum Portfolio's securities.

      WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES, TBAS AND FORWARD
      ----------------------------------------------------------------------
      COMMITMENTS.
      -----------

      At the time of settlement, these securities may be valued at less than their purchase prices. When entering into a transaction for when-issued securities, delayed delivery securities, TBAs and dollar rolls, the Stratevest Fund or the Forum Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Stratevest Fund or the Forum Portfolio may be disadvantaged. A change in interest rates may also adversely effect these instruments.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      This Prospectus/Proxy Statement is being furnished by the Board of Trustees of Forum Funds in connection with the solicitation of proxies of the Special Meeting. Solicitation of proxies will be primarily by mail. Officers and service contractors of Forum Funds may also solicit proxies by telephone, facsimile, Internet, or in person. The costs of solicitation will be borne by the Stratevest Adviser and/or its affiliates and/or subsidiaries and other parties.

      Each share of the Forum Portfolio is entitled to one vote. To approve the Reorganization, a majority of the shares of the Forum Portfolio outstanding and entitled to vote must be voted in favor of the Plan. For these purposes, the approval of the Plan requires the lesser of (a) 67% or more of the voting shares present at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Forum Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Forum Portfolio.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      Please use the Proxy card (the "Proxy Card") enclosed with the Prospectus/Proxy Statement to vote on the Reorganization. You should complete the Proxy Card by:

      (1) Indicating whether you vote "FOR," "AGAINST," or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;

      (2)   Signing and dating the Proxy Card; and



      (3) Returning it to Forum Shareholder Services, LLC in the enclosed postage-paid envelope.



THE PROXY CARD IS, IN ESSENCE, A BALLOT. IF YOU SIMPLY SIGN AND DATE THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE SPECIAL MEETING OR ADJOURNMENT OF THE SPECIAL MEETING.

CAN I REVOKE MY PROXY?

      To change a vote after returning a Proxy Card, you must provide Forum Shareholder Services, LLC with a "Revocation Letter" that:

      (1)   Identifies yourself;

      (2) States that as shareholder of the Forum Portfolio, you revoke your prior decisions as set forth in the previously returned Proxy Card;

      (3) Indicates your approval, disapproval or abstention from voting on the Reorganization.



      Forum Shareholder Services, LLC must receive your Proxy Card or Revocation Letter on or before November 20, 2000. If you do not return your Proxy Card by that date or you abstain from voting, you will be treated as having voted "AGAINST" the Reorganization.



WHO IS ENTITLED TO VOTE?

      Only shareholders of record of the Forum Portfolio at the close of business on October 13, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders owning one-third of the outstanding shares of the Forum Portfolio as of the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business regarding the Forum Portfolio at the Special Meeting.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Special Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority.

      IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE SPECIAL MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PLAN DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE SPECIAL MEETING?

      It is not anticipated that any matters other than the approval of the Plan will be brought before the Special Meeting. Should other business be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as proxies.

      If sufficient votes in favor of approving the Plan are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the approval of the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Stratevest Adviser and/or its subsidiaries and/or affiliates and other parties.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of the Forum Portfolio will not be entitled to any "dissenters' rights" since the proposed Reorganization involves two open-end investment companies registered under the 1940 Act. Although no dissenters' rights may be available, you have the right to redeem your shares at net asset value until the Closing Date. After the Closing Date, you may redeem your Stratevest Fund shares or exchange them for shares of other Trust Series or of certain Federated Funds, subject to the terms in the prospectus of the respective fund.

                                OTHER INFORMATION



ARE THERE INTERESTED PERSONS OF THE REORGANIZATION?

      John Y. Keffer will realize a financial benefit from each Reorganization in that an affiliate of Forum will provide service to and will receive compensation from the Trust.

      Stratevest & Co. is the nominee name for the Stratevest Adviser. The Stratevest Adviser, in its capacity as a fiduciary, holds, as record owner for the benefit of its trust customers. The Stratevest Adviser will receive an investment advisory fee from the Stratevest Fund into which the Forum Portfolio will merge.

WHO ARE THE PRINCIPAL HOLDERS OF SHARES OF THE FORUM PORTFOLIO?

      As of the Record Date, there were 2,449,406.190 shares of the Forum Portfolio outstanding. As of the Record Date, the officers and Trustees of Forum Funds, as a group, beneficially owned less than 1% of the outstanding shares of the Forum Portfolio. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Forum
Portfolio:

NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
Stratevest & Co.

P.O. Box 2499
Brattleboro, VT 05303-2499                          98.99%


WHO ARE THE PRINCIPAL HOLDERS OF SHARES OF THE STRATEVEST FUND?

      As of the Record Date, there were 12,915,005 shares of the Stratevest Fund outstanding. As of the Record Date, the officers and Trustees of Stratevest Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Stratevest Fund. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Stratevest
Fund:

      NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
      Stratevest & Co.

      P.O. Box 2499
      Brattleboro, VT 05303-2499                          99.92%


HOW DO I CONTACT THE STRATEVEST FUND AND THE FORUM PORTFOLIO?

Write to the Forum Portfolio at:    Forum Shareholder Services, LLC
                              P.O. Box 446
                               Two Portland Square

                               Portland, ME 04112

Telephone the Forum Portfolio at:   (800) 943-6786 (toll free)
                                 (207) 879-0001

Write to the Stratevest Fund at:    Federated Shareholder Services
                              5800 Corporate Drive
                              Pittsburgh, PA  15237-7000

Telephone the Stratevest Fund at:   1-888-247-4505

WHAT ARE THE TAX IMPLICATIONS OF INVESTING IN THE STRATEVEST FUND AND THE FORUM PORTFOLIO?

      Each of the Stratevest Fund and the Forum Portfolio generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

      The distributions of net investment income (or short-term capital gain) by the Stratevest Fund and the Forum Portfolio are taxable to you as ordinary income. The distributions of net long-term capital gain by the Stratevest Fund and the Forum Portfolio are taxable to you as long-term capital gain. Distributions are taxable in this manner regardless of whether you receive cash or additional shares. Distributions may also be subject to 31% backup withholding for certain shareholders. The distributions by the Stratevest Fund and the Forum Portfolio also may be subject to certain state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax.

      If you buy shares shortly before the Stratevest Fund or the Forum Portfolio declares a dividend, you may pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The sale or exchange of shares of the Stratevest Fund or the Forum Portfolio is a taxable transaction for federal income tax purposes.

      The Stratevest Fund and the Forum Portfolio will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

                      INFORMATION ABOUT THE STRATEVEST FUND



      Information about the Stratevest Fund is included in its Prospectus, dated September 19, 2000 (Revised September 25, 2000), and in the Statement of Additional Information related to this Prospectus/Proxy Statement which is dated October 31, 2000. Further information is contained in the Stratevest Fund's Statement of Additional Information, dated September 19, 2000. These documents have been filed with the SEC and are incorporated by reference herein. Copies of the Statements of Additional Information may be obtained without charge by writing to the Trust or calling 1-888-247-4505. The Stratevest Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009 (duplicating fee required), or from the SEC's Internet address at HTTP://WWW.SEC.GOV.



                      INFORMATION ABOUT THE FORUM PORTFOLIO

      Information about the Forum Portfolio is included in its prospectus, dated August 1, 2000, its statement of additional information, dated August 1, 2000, and in the Forum Portfolio's annual report to shareholders, dated March 31, 2000. These documents have been filed with the SEC, and are incorporated by reference into this Prospectus/Proxy Statement. You may request free copies of these documents by writing Forum Shareholder Services, LLC, P.O. Box 446, Portland, Maine 04112 or by calling Forum Shareholders Services, LLC at (207) 879-0001 or (800) 943-6786. Reports and other information filed by the Forum Portfolio can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009 (duplicating fee required), or from the SEC's Internet address at http://www.sec.gov.

                              EXHIBITS TO COMBINED

                         PROSPECTUS AND PROXY STATEMENT



EXHIBIT

  A Form of Agreement and Plan of Reorganization between Forum Funds, on behalf of the Investors High Grade Bond Fund, and Stratevest Funds, on behalf of the Stratevest Intermediate Bond Fund (the "Stratevest Fund")



                                                             Doc. #338577 v.08
                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      ......AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), made as of this ____ day of August __, 2000, by and between Stratevest Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Forum Funds, a business trust created under the laws of the State of Delaware, with its principal place of business at Two Portland Square, Portland, Maine 04101.

                             PLAN OF REORGANIZATION

            The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Stratevest Intermediate Bond Fund series (the "Stratevest Fund") of the Trust of substantially all of the property, assets and goodwill of the Investors High Grade Bond Fund series (the "Forum Portfolio") of Forum Funds, and the assumption by the Stratevest Fund of all of the liabilities of the Forum Portfolio, in exchange solely for full and fractional shares of beneficial interest, no par value, of the Stratevest Fund, (ii) the distribution of such shares of beneficial interest of the Stratevest Fund to the shareholders of the Forum Portfolio according to their respective interests, and (iii) the dissolution of the Forum Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                    AGREEMENT

            In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

      1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE FORUM PORTFOLIO

            (a)...Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Stratevest Fund hereinafter provided, Forum Funds, on behalf of the Forum Portfolio, agrees that it will convey, transfer and deliver to the Trust at the Closing provided for in Section 3 all of the then existing liabilities and the assets of the Forum Portfolio free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Forum Portfolio may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of the Forum Portfolio's liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (2) to pay such contingent liabilities as the trustees shall reasonably deem to exist against the Forum Portfolio, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of the Forum Portfolio (hereinafter "Net Assets"). Forum Funds, on behalf of the Forum Portfolio, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

            (b)...Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to the Forum Portfolio the number of full and fractional shares of beneficial interest of the Stratevest Fund, no par value, determined by dividing the net asset value per share of beneficial interest of the Forum Portfolio on the Closing Date by the net asset value per share of beneficial interest of the Stratevest Fund on the Closing Date, and multiplying the result by the number of outstanding shares of the Forum Portfolio on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

            (c)...Immediately following the Closing, the Forum Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of beneficial interest of the Stratevest Fund received by the Forum Portfolio pursuant to this Section 1, and then shall terminate and dissolve. The Forum Portfolio shall terminate and dissolve as soon as reasonably practicable. Such termination and distribution shall be accomplished by the establishment of accounts on the share records of the Stratevest Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Stratevest Fund shall be carried to the third decimal place in book-entry form for the account of shareholders.

      2.    VALUATION

            (a)...The value of the Forum Portfolio's Net Assets to be acquired by the Stratevest Fund hereunder shall be computed as of the close of business (which shall be deemed to be the close of the New York Stock Exchange, Inc. ("NYSE")) on the Closing Date using the valuation procedures set forth in the Forum Portfolio's currently effective prospectus.

            (b)...In the event that the Stratevest Fund has assets as of the Closing Date, the net asset value of a share of beneficial interest of the Stratevest Fund shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures set forth in the Stratevest Fund's currently effective prospectus. In the event that the Stratevest Fund has no assets as of the Closing Date, the net asset value of a share of beneficial interest of the Stratevest Fund shall be $10.00 per share.

            (c)...The net asset value of a share of beneficial interest of the Forum Portfolio shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures as set forth in the Forum Portfolio's currently effective prospectus.

      3.    CLOSING AND CLOSING DATE



            The Closing Date shall be December 4, 2000, or such later date as the parties may mutually agree in writing. The Closing shall take place at the principal office of the Trust, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 at 10:00 a.m. Eastern time on the first business day following the Closing Date. Forum Funds shall have provided for delivery, as of the Closing, those Net Assets of the Forum Portfolio to be transferred to the Trust's Custodian, Forum Trust, LLC, Two Portland Square, Portland, Maine 04101, for the benefit of the Stratevest Fund. Also, Forum Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of the Forum Portfolio and the number of full and fractional shares of beneficial interest of the Forum Portfolio owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the close of business on the Closing Date, certified by its transfer agent, or by its Secretary to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Stratevest Fund to be delivered at the Closing to the Forum Portfolio registered in such manner as Forum Funds may request, or provide evidence satisfactory to Forum Funds that such shares of beneficial interest of the Stratevest Fund have been registered in an open account on the books of the Stratevest Fund in such manner as Forum Funds may request.



      4.    REPRESENTATIONS AND WARRANTIES BY FORUM FUNDS

            Forum Funds represents and warrants to the Trust that:

            (a)...Forum Funds is a business trust created under the laws of the State of Delaware on August 29, 1995, and is validly existing and in good standing under the laws of that state. Forum Funds, of which the Forum Portfolio is a diversified separate series of shares, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

            (b)...Forum Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each outstanding share is fully paid, non-assessable, fully transferable and has full voting rights.



            (c)...The financial statements appearing in Forum Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2000, audited by Deloitte & Touche LLP, copies of which have been delivered to the Trust, fairly present the financial position of the Forum Portfolio as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.



            (d)...The books and records of the Forum Portfolio made available to the Trust and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the Forum Portfolio.

            (e)...Forum Funds has the necessary power and authority to conduct its business as such business is now being conducted.

            (f)...Forum Funds is not a party to or obligated under any provision of its Trust Instrument, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

            (g)...Forum Funds is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

            (h)...The Forum Portfolio does not have any unamortized or unpaid organizational fees or expenses.

            (i)...The Forum Portfolio has since its inception satisfied and will at the Closing satisfy, and consummation of this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code.

            (j)...At the Closing, the Forum Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) hereof, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that the Forum Portfolio may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      5.    REPRESENTATIONS AND WARRANTIES BY THE TRUST

            The Trust represents and warrants to Forum Funds that:

            (a)...The Trust is a business trust created under the laws of the State of Delaware on July 10, 2000, and is validly existing and in good standing under the laws of that state. The Trust, of which the Stratevest Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

            (b)...The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of beneficial interest of the Stratevest Fund to be issued pursuant to this Agreement will be fully paid, non-assessable, fully transferable and have full voting rights.

            (c)...At the Closing, the shares of beneficial interest of the Stratevest Fund will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Forum Portfolio are presently eligible for offering to the public, and there are a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

            (d)...The books and records of the Stratevest Fund made available to Forum Funds and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the Stratevest Fund.

            (e)...The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

            (f)...The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

            (g)...Neither the Trust nor the Stratevest Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

            (h) ..The Stratevest Fund shall qualifiy as a regulated investment company under Part I of Subchapter M of the Code in respect of its current taxable year.

      6.    REPRESENTATIONS AND WARRANTIES BY FORUM FUNDS AND THE TRUST
            -----------------------------------------------------------

            Forum Funds and the Trust each represents and warrants to the other that:

            (a)...The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of beneficial interest of the Stratevest Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of the Forum Portfolio and its net assets in the case of the Stratevest Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

            (b)...There are no legal, administrative or other proceedings against, or, to its knowledge, threatened against it which would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

            (c)...There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

            (d)...It has duly filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by it, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by it. It has paid all Taxes shown to be due on such returns and reports. The amounts set up as provisions for Taxes in its books and records as of the Closing Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by it for any periods or fiscal years prior to or including the Closing Date, including all Taxes imposed before or after the Closing Date which are attributable to any such period or fiscal year. No return filed by it is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

            (e)...It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

            (f) ..All information provided to Forum Funds by the Trust relating to the Trust and The Stratevest Group, N.A. and other Trust service providers, and by Forum Funds to the Trust relating to the Forum Portfolio and Forum Investment Advisors, LLC, and their respective affiliates, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement and Plan of Reorganization pursuant to which approval of the Forum Portfolio's shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      7.    COVENANTS OF FORUM FUNDS AND THE TRUST

            (a)...Forum Funds and the Trust each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

            (b)...Forum Funds undertakes that it will not acquire the Stratevest Fund's shares for the purpose of making distributions thereof other than to the Forum Portfolio's shareholders.

            (c)...Forum Funds and the Trust each agree that by the Closing, all of its federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

            (d)...Forum Funds will at the Closing provide the Trust with:



                  (1) A statement of the respective tax basis of all investments to be transferred by the Forum Portfolio to the Stratevest Fund certified by its transfer agent or the Forum Portfolio's Vice President or Secretary to the best of their knowledge and belief.



                  (2) A copy of the shareholder ledger accounts for all the
            shareholders of record of the Forum Portfolio as of the close of business on the Closing Date, who are to become shareholders of the Stratevest Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or the Forum Portfolio's Vice President or Secretary to the best of their knowledge and belief.

            (e)...Forum Funds agrees to mail to each shareholder of record of the Forum Portfolio entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus as provided by the Trust.

            (f)...The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Stratevest Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Forum Portfolio's shareholders' meeting, and at the Closing, the prospectuses and statements of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FORUM FUNDS AND THE TRUST
            -----------------------------------------------------------------

            The obligations of Forum Funds and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

            (a)...That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by its Secretary or equivalent officer to the foregoing effect.

            (b)...That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

            (c)...That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

            (d)...That the adoption of this Agreement and the Plan of Reorganization contemplated hereby shall have been approved by the holders of at least a majority of the outstanding shares of the Forum Portfolio at a special meeting.

            (e)...That the Forum Portfolio shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

            (f)... That prior to or at the Closing, Forum Funds and the Trust shall receive an opinion from Stradley, Ronon, Stevens & Young LLP, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by Forum Funds and the Trust in certificates delivered to officers of the Trust:

                  (1) The acquisition by the Stratevest Fund of substantially all of the assets of the Forum Portfolio, as provided for herein, in exchange for the Stratevest Fund voting shares and the assumption by the Stratevest Fund of the Forum Portfolio's liabilities, followed by the distribution by the Forum Portfolio to its shareholders of the Stratevest Fund voting shares, in complete liquidation, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Stratevest Fund and the Forum Portfolio will each be a "party to the reorganization" within the meaning of
            Section 368(b) of the Code;

                  (2) No gain or loss will be recognized by the Forum Portfolio upon the transfer of substantially all of its assets to the Stratevest Fund in exchange solely for voting shares of the Stratevest Fund and the assumption by the Stratevest Fund of the Forum Portfolio's liabilities (Section 361(a) and Section 357(a) of the Code);

                  (3) No gain or loss will be recognized by the Forum Portfolio upon the distribution of voting shares of the Stratevest Fund to its shareholders pursuant to the liquidation of the Forum Portfolio (in pursuance of the Plan of Reorganization) (Section 361(c)(1) of the
            Code);

                  (4) No gain or loss will be recognized by the Stratevest Fund upon the receipt by it of substantially all of the assets of the Forum Portfolio in exchange solely for voting shares of the Stratevest Fund (Section 1032(a) of the Code);

                  (5) The basis of the assets of the Forum Portfolio received by the Stratevest Fund will be the same as the basis of such assets to the Forum Portfolio immediately prior to the exchange (Section 362(b) of the Code);

                  (6) The holding period of the assets of the Forum Portfolio received by the Stratevest Fund will include the period during which such assets were held by the Forum Portfolio (Section 1223(2) of the Code);

                  (7) No gain or loss will be recognized by the shareholders of the Forum Portfolio upon the exchange of their shares in the Forum Portfolio for voting shares of the Stratevest Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

                  (8) The basis of the Stratevest Fund's shares received by the
            Forum Portfolio shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of the Forum Portfolio exchanged therefor (Section 358(a)(1) of the Code);

                  (9) The holding period of the Stratevest Fund's shares
            received by the Forum Portfolio's shareholders (including fractional shares to which they may be entitled) will include the holding period of the Forum Portfolio's shares surrendered in exchange therefor, provided that the Forum Portfolio shares were held as a capital asset on the effective date of the Reorganization (Section 1223(l) of the Code); and

                  (10) The Stratevest Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Forum Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

            (g)... That the Trust shall have received an opinion in form and substance satisfactory to it from Seward & Kissel LLP, counsel to Forum Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

                  (1) Forum Funds was created as a business trust under the laws of the State of Delaware on August 29, 1995, and is validly existing and in good standing under the laws of the State of Delaware;

                  (2) Forum Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, and assuming that the initial shares of beneficial interest of the Forum Portfolio were issued in accordance with the 1940 Act, and the Trust Instrument and By-laws of Forum Funds, and that all other outstanding shares of the Forum Portfolio were sold, issued and paid for in accordance with the terms of the Forum Portfolio's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

                  (3) Forum Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

                  (4) Except as disclosed in the Forum Portfolio's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Forum Funds, the unfavorable outcome of which would materially and adversely affect Forum Funds or the Forum Portfolio;

                  (5) All actions required to be taken by Forum Funds to
            authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Forum Funds;

                  (6) Neither the execution, delivery nor performance of this
            Agreement by Forum Funds violates any provision of its Trust Instrument, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Forum Funds is a party or by which Forum Funds is otherwise bound; and

                  (7) This Agreement is the legal, valid and binding obligation of Forum Funds and is enforceable against Forum Funds in accordance with its terms.

            In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Forum Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Forum Funds and Forum Portfolio.

            (h)...That Forum Funds shall have received an opinion in form and substance satisfactory to it from Stradley, Ronon, Stevens & Young LLP to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

                  (1) The Trust was created as a business trust under the laws of the State of Delaware on July 10, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

                  (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, and, assuming that the initial shares of beneficial interest of the Stratevest Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other outstanding shares of the Stratevest Fund were sold, issued and paid for in accordance with the terms of the Stratevest Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

                  (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

                  (4) Except as disclosed in the Stratevest Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Stratevest Fund;

                  (5) The shares of beneficial interest of the Stratevest Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust or the Stratevest Fund;

                  (6) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

                  (7) Neither the execution, delivery nor performance of this
            Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its Bylaws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound;

                  (8) This Agreement is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms; and

                  (9) The registration statement of the Trust filed with the
            Commission on July 17, 2000, is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Commission under the 1933 Act, and nothing has come to its attention that causes it to believe that at the time the registration statement became effective, or at the time of the signing of this Agreement, such registration statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the registration statement or of any contract or document of a character required to be described in the registration statement that is not described as required.

            In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and the Stratevest Fund.

            (i)...That Forum Funds shall have received a certificate from the Vice President and Secretary of the Trust to the effect that the statements contained in the registration statement of the Trust filed with the Commission on July 17, 2000, at the time the registration statement became effective, at the date of the signing of this Agreement, at the Closing, and at all times during this period did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (j)...That the Trust's Registration Statement with respect to the shares of beneficial interest of the Stratevest Fund to be delivered to the Forum Portfolio's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

            (k)...That the shares of beneficial interest of the Stratevest Fund to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Forum Portfolio shareholder.

            (l)...That at the Closing, Forum Funds transfers to the Stratevest Fund aggregate Net Assets of the Forum Portfolio comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Forum Portfolio on the Closing Date.

            (m)...That the Forum Portfolio shall receive from the Trust a duly executed instrument whereby the Trust on behalf of the Stratevest Fund assumes all of the stated liabilities of the Forum Portfolio.

            (n)...The Forum Portfolio and the Stratevest Fund shall have received a letter dated as of the Closing Date in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by them and described in such letter (but not an examination in accordance with generally accepted auditing standards):

                  (1) nothing came to their attention that caused them to
            believe that the relevant unaudited pro forma financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the relevant pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts;

                  (2) the data used in the calculation of the current and pro forma expense ratios of the Forum Portfolio and the Stratevest Fund appearing in the Registration Statement, including the proxy materials, agree with the underlying accounting records of the Forum Portfolio and the Stratevest Fund, as appropriate, or with written estimates provided by officers of Forum Funds and the Trust, as applicable, having responsibility for financial and reporting matters; and

                  (3) the information relating to the Stratevest Fund and the
            Forum Portfolio appearing in the Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Stratevest Fund or the Forum Portfolio, as appropriate, or from schedules prepared by officers of the Trust and Forum Funds, as applicable, having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

            (o)...That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Stratevest Fund or the Forum Portfolio, provided that either party hereto may for itself waive any of such conditions.

      9.    BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

            (a)...Forum Funds and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

            (b)...The expenses of entering into and carrying out the provisions of this Agreement, including all legal and accounting expenses in connection herewith whether or not consummated, shall be borne exclusively by The Stratevest Group, N.A. and/or its affiliates and/or subsidiaries and other parties, and neither Forum Funds nor the Trust will bear any such expenses.

            (c)...Any other provision of this Agreement to the contrary notwithstanding, any liability of the Forum Portfolio under this Agreement or in connection with the transaction contemplated herein with respect to the Forum Portfolio, shall be discharged only out of the assets of the Forum Portfolio, and no other series of Forum Funds shall be liable with respect thereto.

            (d)...Any other provision of this Agreement to the contrary notwithstanding, any liability of the Stratevest Fund under this Agreement or in connection with the transaction contemplated herein with respect to the Stratevest Fund, shall be discharged only out of the assets of the Stratevest Fund, and no other series of the Stratevest Funds shall be liable with respect thereto.

      10.   TERMINATION; WAIVER; ORDER

            (a)... Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Forum Portfolio) prior to the Closing as follows:

                  (1)    by mutual consent of Forum Funds and the Trust;

                  (2) by the Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Trust; or

                  (3) by Forum Funds if any condition precedent to its
            obligations set forth in Section 8 has not been fulfilled or waived by Forum Funds.

            An election by Forum Funds or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of Forum Funds or the Board of Trustees of the Trust.

            (b)...In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Forum Funds or the Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

            (c)...At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Forum Funds or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Trustees of Forum Funds or the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of Forum Funds or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of the Forum Portfolio or the Stratevest Fund, on behalf of which such action is taken.

            (d)... The respective representations, warranties and covenants contained in Sections 4-7 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization, and neither Forum Funds nor the Trust nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Forum Funds or the Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

            (e)...If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Trustees of Forum Funds or the Board Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Forum Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of shares of beneficial interest of the Stratevest Fund to be issued to the Forum Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Forum Portfolio prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless Forum Funds shall promptly call a special meeting of shareholders of the Forum Portfolio at which such conditions so imposed shall be submitted for approval.

      11.   INDEMNIFICATION BY FORUM FUNDS AND THE FORUM PORTFOLIO

      Forum Funds and the Forum Portfolio hereby agree to indemnify and hold the Trust and the Stratevest Fund and each of them harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Trust or the Stratevest Fund may incur or sustain by reason of the fact that (i) the Trust or the Stratevest Fund shall be required to pay any corporate obligation of Forum Funds or the Forum Portfolio, whether consisting of Tax deficiencies or otherwise, based upon a claim or claims against Forum Funds or the Forum Portfolio which were omitted or not fully reflected in the financial statements to be delivered to the Trust in connection with the Closing; (ii) any representations or warranties made by Forum Funds in Sections 4 and 6 hereof should prove to be false or erroneous in any material respect; (iii) any covenant has been breached in any material respect; or (iv) any claim is made alleging that (a) the Combined Proxy Statement and Prospectus delivered to the shareholders of the Forum Portfolio in connection with this transaction, or (b) the Registration Statement and Prospectus on Form N-14 of which such Combined Proxy Statement and Prospectus forms a part, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Forum Funds by the Trust, its investment adviser or distributor.

      12.   INDEMNIFICATION BY THE TRUST

      The Trust hereby agrees to indemnify and hold Forum Funds and the Forum Portfolio harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Forum Funds or the Forum Portfolio may incur or sustain by reason of the fact that (i) any representations or warranties made in Sections 5 and 6 hereof should prove false or erroneous in any material respect, (ii) any covenant has been breached in any material respect, or (iii) any claim is made alleging that
(a) the Combined Proxy Statement and Prospectus delivered to the shareholders of the Forum Portfolio in connection with this transaction or (b) the Registration Statement on Form N-14 of which such Combined Proxy Statement and Prospectus forms a part, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Trust by Forum Funds, its investment adviser or distributor.

      13.   NOTICE OF CLAIM OF INDEMNIFICATION

      In the event that any claim is made against the Stratevest Fund in respect of which indemnity may be sought by the Trust or the Stratevest Fund from Forum Funds or the shareholders of the Forum Portfolio under Section 11 of this Agreement, or, in the event that any claim is made against Forum Funds or the Forum Portfolio in respect of which indemnity may be sought by Forum Funds or the Forum Portfolio from the Trust under Section 12 of this Agreement, then the party seeking indemnification (the "Indemnified Party") shall, with reasonable promptness and before payment of such claim, give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after giving notice hereunder, then, the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of the claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement and Plan of Reorganization, or (iii) with respect to any Tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Forum Funds and the Trust that an indemnity amount is payable, (B) an assessment of a Tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) the Code. For purposes of this Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party shall promptly investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

      14.   FINAL TAX RETURNS AND FORMS 1099 OF THE FORUM PORTFOLIO

            (a)...After the Closing, Forum Funds shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Forum Funds with respect to the Forum Portfolio's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

            (b)...Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Forum Funds (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Forum Portfolio to the extent such expenses have been accrued by the Forum Portfolio in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by the investment adviser to the Stratevest Fund at the time such Tax returns and Forms 1099 are prepared pursuant to an agreement between Forum Advisors, LLC and The Stratevest Group, N.A. or their corporate parents.

      15.   ENTIRE AGREEMENT AND AMENDMENTS

            This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

      16.   COUNTERPARTS

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

      17.   NOTICES

            Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Forum Funds at Forum Financial Group, Two Portland Square, Portland, Maine 04101, Attention:
David I. Goldstein, Esquire, with copies to Anthony C.J. Nuland, Seward & Kissel LLP, 1200 G Street, N.W., Suite 350, Washington, DC 20005, or to the Trust, at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, Attention: C. Todd Gibson, as the case may be.

      18.   GOVERNING LAW

            This Agreement shall be governed by and carried out in accordance with the internal laws of the State of Delaware.

            IN WITNESS WHEREOF, Forum Funds and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                          FORUM FUNDS, ON BEHALF OF THE

                                          INVESTORS HIGH GRADE BOND FUND

Attest:

            ......
By:   Leslie K. Klenk                     By:   John Y. Keffer
Title:      Secretary                           Title:      President


                                          STRATEVEST FUNDS, ON BEHALF OF THE

                                          STRATEVEST INTERMEDIATE BOND FUND

Attest:

            ......
By:         ......                        By:
Title:      Assistant Secretary                       Title:      Vice
President




















25953 (10/00)











                       STATEMENT OF ADDITIONAL INFORMATION

                                STRATEVEST FUNDS

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
                INVESTORS HIGH GRADE BOND FUND OF FORUM FUNDS

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES SPECIFICALLY TO THE PROPOSED ACQUISITION (THE "TRANSACTION") OF THE ASSETS OF THE INVESTORS HIGH GRADE BOND FUND (THE "FORUM PORTFOLIO") OF FORUM FUNDS ("FORUM FUNDS") BY THE STRATEVEST INTERMEDIATE BOND FUND (THE "STRATEVEST FUND") OF STRATEVEST FUNDS (THE "TRUST").

            This Statement of Additional Information relating to the Transaction also includes the following documents, which are attached hereto or incorporated herein by reference:

o        The Prospectus for the Stratevest Fund, dated September 19, 2000
                  (Revised September 25, 2000).

o        The Statement of Additional Information for the Stratevest Fund,
                  dated September 19, 2000.

o The Statement of Additional Information for the Forum Portfolio, dated August 1, 2000.

o The Annual Report of the Forum Portfolio, dated March 31, 2000.

o Pro forma financial statements reflecting the financial situation of the Stratevest Fund following the Transaction as if the Transaction had taken place on March 31, 2000.

            Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus/Proxy Statement.

               This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated October 31, 2000, relating to the Transaction may be obtained without charge from the Trust, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, or by calling 1-888-247-4505. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement. The date of this Statement of Additional Information is October 31, 2000.

                         PRO FORMA FINANCIAL STATEMENTS

                          PRO FORMA COMBINED FINANCIAL

               INFORMATION FOR THE PERIOD ENDED MARCH 31, 2000

      The following unaudited pro forma combined financial information relates to the acquisition of all the assets and liabilities of Investors High Grade Bond Fund, a series of Forum Funds, by and in exchange for shares of beneficial interest of Stratevest Intermediate Bond Fund ("Intermediate Bond Fund"), a series of Stratevest Funds (the "Reorganization"). The information gives effect to the Reorganization as if it had occurred on March 31, 2000, and consists of a statement of the pro forma combined portfolio of investments, a statement of assets and liabilities as of March 31, 2000, and a statement of operations for the year ended March 31, 2000. The pro forma combined results of operations represent the level of expenses of the Stratevest Intermediate Bond Fund following the Reorganization as if the Reorganization had been consummated on March 31, 2000. There is no guarantee that the pro forma financial information will accurately predict the actual results of the Reorganization. This unaudited information should be read in conjunction with the separate financial statements of Investors High Grade Bond Fund.

                               [OBJECT OMITTED]
                               [OBJECT OMITTED]

                               [OBJECT OMITTED]

                                      A-12

NOTE 1.  GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Investors High Grade Bond Fund, a series of Forum Funds, into Stratevest Intermediate Bond Fund (the "Fund), a series of Stratevest Funds, as if such merger had taken place as of March 31, 2000, the fiscal year end of Investors High Grade Bond Fund. The following notes refer to the accompanying pro forma financial statements as if the above mentioned reorganization of Investors High Grade Bond Fund into the Fund had taken place as of March 31, 2000.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of Investors High Grade Bond Fund and the Fund should be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Investors High Grade Bond Fund in exchange for shares of beneficial interest of the Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and Investors High Grade Fund have been combined as of March 31, 2000.

The Fund seeks to achieve its investment objective of providing current income by investing primarily in high-quality corporate bonds and securities issued by the U.S. government, its agencies and instrumentalities.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of Investors High Grade Bond Fund which are included in its annual report dated March 31, 2000.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stratevest Funds (the "Trust") is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has six active investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of shares of beneficial interest for each series of the Trust without par value.

The significant accounting policies consistently followed by the Fund are as follows:

SECURITY VALUATION - On each business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities held by the Fund that have a maturity of 60 days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INTEREST AND DIVIDEND INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain or loss for both financial statements and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income are declared and paid monthly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Investment Adviser--The investment adviser for the Fund is The Stratevest Group, N.A. ("Stratevest"), a wholly owned subsidiary of Banknorth Group. Pursuant to an Investment Advisory Agreement, Stratevest receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund's average daily net assets.

Administrator - The administrator for the Fund is Federated Services Company, a subsidiary of Federated Investors, Inc. For its services, Federated Services Company receives a fee at an annual rate of the average daily net assets of the Trust as specified below:

                                    Average Aggregate Daily

Maximum Administrative Fee Net Assets of the Trust 0.150 of 1% on the first $500 million 0.125 of 1% on the next $500 million 0.110 of 1% on the next $1 billion
0.100 of 1% on assets in excess of $2 billion

   After the Fund's first year of operations, the administrative fee received during any fiscal year shall be at least $75,000 per series.

Transfer Agent - The transfer agent and dividend disbursing agent for the Fund is Federated Services Company, through its registered transfer agent subsidiary. Federated Shareholder Services Company maintains all necessary shareholder records. For its services, Federated Shareholder Services Company receives an annual fee per fund of $18,000 plus shareholder account fees of $10.00 plus certain surcharges.

Other Service Provider - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $45,000 per fund plus certain surcharges. Forum Trust, LLC ("Forum Trust"), is custodian for the securities and cash of the Funds. For its services, Forum Trust receives a fee from each fund at an annual rate of 0.01% of the fund's average daily net assets, a yearly fee of approximately $5,000, plus certain service charges.

NOTE 4.  PRO FORMA ADJUSTMENTS

An adjustment was made to shares of beneficial interest of Investors High Grade Bond Fund as if the reorganization had taken place on March 31, 2000. The number of shares were adjusted to reflect the same net asset value per share for the combined entity as for the Fund.

Adjustments were made to expenses to reflect the expenses as they would have appeared based on projected expenses of the Fund. Expenses for the combined entity are reflected as if the reorganization had occurred as of April 1, 2000.

NOTE 5.  SUBSEQUENT EVENTS

It is expected that approximately $140 million of common and collective trust funds will be deposited into the Fund prior to the actual reorganization of Investors High Grade Fund into the Fund. The common and collective fund assets are not included in the financial information of the Fund, as they did not constitute assets of the Fund as of March 31, 2000. Had the common and collective fund assets been included in the pro forma financial statements as assets of the Fund, estimated total expenses would be 1.39% and net assets would be 1.09%.

As of August 1, 2000, the service providers for Investors High Grade Bond Fund reduced fee waivers so that total annual expenses of the Fund would not exceed 0.95% of the Fund's average daily net assets. Prior to August 1, 2000, fee waivers reduced the Fund's total annual expenses to 0.70% of the Fund's average daily net assets. Had the Fund's current expense ratio been used in the pro forma financial statements, estimated expenses of the Fund would be 1.14% and estimated net expenses of the Fund would be 0.95%.

25956 (10/00)
















                                   FORUM FUNDS

                               TWO PORTLAND SQUARE

                            PORTLAND, MAINE 04101

                                      PROXY

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FORUM FUNDS

               Revoking any such prior appointments, the undersigned appoints David I. Goldstein, Linda J. Cohen and Leslie K. Klenk and (or, if only one shall act, that one) proxies with power of substitution to vote all of the shares of the Investors High Grade Bond Fund (the "Forum Portfolio"), a series of Forum Funds, registered in the name of the undersigned at the Special Meeting of Shareholders of the Forum Portfolio (the "Special Meeting") to be held at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, on December 1, 2000, at 10:00 a.m. (Eastern time), and at any postponement or adjournment thereof.

               The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF THE PROXY IS RETURNED SIGNED AND NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW REGARDING THE REORGANIZATION OF THE FORUM PORTFOLIO WITH THE STRATEVEST INTERMEDIATE BOND FUND. IF ANY OTHER MATTERS COME BEFORE THE SPECIAL MEETING ABOUT WHICH THE PROXIES WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXIES TO VOTE IN THEIR DISCRETION. Forum Funds has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

            PROPOSAL: To approve the Agreement and Plan of Reorganization (the "Plan") between Forum Funds, on behalf of the Investors High Grade Bond Fund (the "Forum Portfolio"), and the Stratevest Intermediate Bond Fund (the "Stratevest Fund"), a series of Stratevest Funds (the "Trust"), that provides for the acquisition of all of the assets and assumption of the liabilities of the Forum Portfolio in exchange for shares of beneficial interest of the Stratevest Fund. The Forum Portfolio will then distribute Stratevest Fund shares pro rata to the shareholders of the Forum Portfolio.

            FOR _______ AGAINST _______   ABSTAIN _______
                -------         -------           -------


   (NOTE: Checking ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting to be held on December 1, 2000. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


AUTHORIZED SIGNATURE    DATE


Printed Name (and Title if Applicable)


Authorized Signature (Joint Investor or Second Signatory)           Date


Printed Name (and Title if Applicable)